                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does not hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering of qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of April, 1998.


                                             /s/ PATRICK E. GRADY
                                             --------------------
                                                 Patrick E. Grady

In the Presence of:


/s/ TOM S. ROCK
----------------
    Tom S. Rock

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does not hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering of qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of April, 1998.


                                             /s/ BRUCE R. ABRAMS
                                             --------------------
                                                 Bruce R. Abrams

In the Presence of:


/s/ DEBRA M. GREEN
------------------
    Debra M. Green

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does not hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any all acts and things to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering of qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of April, 1998.


                                             /s/ JOHN A. GRAF
                                             --------------------
                                                 John A. Graf

In the Presence of:


/s/ DEBRA M. GREEN
------------------
    Debra M. Green

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 12th day of December __, 1997.


                                           /s/ BRENT C. NELSON
                                       _____________________________
                                               Brent C. Nelson

In the Presence of:

      /s/ CAROLA RIELS
______________________________
          Carola Riels

                                                                    EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 13th day of December __, 1997.


                                           /s/ THOMAS L. WEST, JR.
                                       _____________________________
                                               Thomas L. West, Jr.

In the Presence of:

       /s/ LORI LAKE
______________________________
           Lori Lake

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 18th day of December __, 1997.


                                      /s/  MICHAEL G. ATNIP
                                 ---------------------------------
                                           Michael G. Atnip


In the Presence of:

/s/ Illegible
---------------------------

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 2nd day of February, 1998.


                                          /s/ JAMES S. D'AGOSTINO, JR.
                                         _____________________________
                                              James S. D'Agostino, Jr.


In the Presence of:

   /s/ KAY BECK TOWNS
______________________________
       Kay Beck Towns

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does herby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 15th day of December __, 1997.


                                       /s/ CRAIG R. RODBY
                                 ---------------------------------
                                           Craig R. Rodby


In the Presence of:

/s/ BRANDEE STANDLEY
--------------------------
    Brandee Standley

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 14th day of April __, 1998.


                                       /s/ RICHARD W. SCOTT
                                 -------------------------------
                                           Richard W. Scott


In the Presence of:

/s/ Illegible
-------------------------

                                                                     EXHIBIT 16


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and the execute any all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and


     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;


and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF; the undersigned has subscribed these presents this 13th day of January 1998.


                                        /s/  Jon P. Newton
                                        -------------------------
                                             Jon P. Newton


In the Presence of:

/s/ Leslie Gregoire
-------------------------

                                                                     EXHIBIT 16

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James S. D'Agostino, Jr., Thomas L. West, Jr. and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

     (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

     (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 1998.


                                        /s/ JOE C. OSBORNE
                                        --------------------------
                                        Joe C. Osborne

In the Presence of:


/s/ ROBIN SELLERS
------------------------

                                                                     EXHIBIT 16

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of The Variable Annuity Life Insurance Company, a life insurance corporation organized and existing under Chapter 3 of the Texas Insurance Code, does hereby constitute and appoint James R. Tuerff, Stephen D. Bickel and Cynthia A. Toles, and each of them, with full power of substitution as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable:

         (i) to enable the said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of variable annuity contracts of the said corporation, interests under benefit plans for employees and agents and managers of said corporation and of its affiliates, and the variable annuity contracts of the said corporation with respect to such benefit plans (hereinafter collectively called "VALIC Securities"), including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as officer and/or director of the said corporation to a registration statement or to any amendment thereto filed with the Securities and Exchange Commission in respect to said VALIC Securities and to any instrument or document filed as a part of, as an exhibit to or in connection with, said registration statement or amendment; and

         (ii) to register or qualify said VALIC Securities for sale and to register or license said corporation or any subsidiary thereof as a broker or dealer in said VALIC Securities under the securities or Blue Sky Laws of all such states as may be necessary or appropriate to permit therein the offering and sale of said VALIC Securities as contemplated by said registration statement, including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as an officer and/or director of said corporation to any application, statement, petition, prospectus, notice or other instrument or document, or to any amendment thereto, or to any exhibit filed as a part thereto or in connection therewith, which is required to be signed by the undersigned and to be filed with the public authority or authorities administering said securities or Blue Sky Laws for the purpose of so registering or qualifying said VALIC Securities or registering or licensing said corporation;

and the undersigned does hereby ratify and confirm as his own act and deed all that said attorney and agent shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of March, 1994.

                                        /s/ ROBERT M. DEVLIN
                                        --------------------
                                        Robert M. Devlin

In the Presence of:

/s/ IDA SABEDRA GARCIA
------------------------